SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 21, 2003
(Date of earliest event reported)

APPLIED MOLECULAR EVOLUTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31101	33-0374014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Dunhill Street, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 597-4990

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 99.1

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Applied Molecular Evolution, Inc., a Delaware corporation (“AME”), Eli Lilly and Company, an Indiana corporation (“Lilly”) and Genesis Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Lilly entered into an Agreement and Plan of Merger dated November 21, 2003 (the “Merger Agreement”). The Merger Agreement is filed as Exhibit 2.1 and is incorporated herein by reference. In connection with the Merger Agreement, Lilly has entered into a Voting and Support Agreement dated November 21, 2003 with each of William D. Huse, Lawrence E. Bloch, William L. Respess, Jeffry D. Watkins, Keith S. Manchester and James B. Breitmeyer. The form of Voting and Support Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

     AME and Lilly have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

     (C) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 21, 2003, by and among Eli Lilly and Company, Genesis Merger Sub, Inc. and Applied Molecular Evolution, Inc.
10.1	Form of Voting and Support Agreement between Eli Lilly and Company and certain stockholders of Applied Molecular Evolution, Inc. dated as of November 21, 2003.
99.1	Press Release issued by Applied Molecular Evolution Inc. and Eli Lilly and Company dated November 21, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 21, 2003

Applied Molecular Evolution, Inc.
By:	/s/ LAWRENCE E. BLOCH

Lawrence E. Bloch, M.D., J.D. Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 21, 2003, by and among Eli Lilly and Company, Genesis Merger Sub, Inc. and Applied Molecular Evolution, Inc.
10.1	Form of Voting and Support Agreement between Eli Lilly and Company and certain stockholders of Applied Molecular Evolution, Inc. dated as of November 21, 2003.
99.1	Press Release issued by Applied Molecular Evolution Inc. and Eli Lilly and Company dated November 21, 2003.